                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 16, 2004
                                                           -------------


                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                      1-10458             36-3154608
            --------                      -------            -------------
  (State or other jurisdiction          (Commission          (IRS Employer
         of incorporation)              File Number)       Identification No.)


  275 Broadhollow Road
     Melville, New York                                                    11747
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)


   Registrant's telephone number, including area code:       (631) 844-1004
                                                             --------------

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Item 5.  Other Events and Required FD Disclosure
         ---------------------------------------

     North Fork Bancorporation, Inc. (the "Company") issued a press release reporting an increase in earnings, robust loan and deposit growth, the successful integration of The Trust Company of New Jersey ("TCNJ"), and hiring of certain key personnel. Net income for the second quarter ended June 30, 2004 was $109 million or diluted earnings per share of $.68. The Company's returns on average stockholders' equity and assets in the current quarter were 22.9% and 1.8%, respectively. The full text of the earnings release is included herein as
Exhibit 99.1 and is incorporated herein by reference.

     The press release contains supplemental financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP") that management uses in its analysis of North Fork's performance.
North Fork management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

 (c)  Exhibits:

 Exhibit
 Number        Description
 -------       -----------

  99.1         Press release issued by North Fork Bancorporation, Inc. on
               July 16, 2004.

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     North Fork Bancorporation, Inc. issued a press release reporting an increase in earnings, robust loan and deposit growth, the successful integration of The Trust Company of New Jersey ("TCNJ"), and hiring of certain key personnel. Net income for the second quarter ended June 30, 2004 was $109 million or diluted earnings per share of $.68. The Company's returns on average stockholders' equity and assets in the current quarter were 22.9% and 1.8%, respectively. The full text of the earnings release is included herein as
Exhibit 99.1.

     The press release contains supplemental financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP") that management uses in its analysis of North Fork's performance.
North Fork management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.

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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2004


NORTH FORK BANCORPORATION, INC.


By:  /s/ Daniel M. Healy


-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer



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